UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 23, 2026

BLACKSTAR ENTERPRISE GROUP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-55730	27-1120628
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4450 Arapahoe Ave., Suite 100

Boulder, CO  80303

(Address of Principal Executive Offices)

(303) 500-3210

(Registrant's Telephone Number, Including Area Code)

________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company /X/

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. /X/

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Changes in Registrant’s Certifying Accountant

Dismissal of Independent Registered Public Accounting Firm

On January 23, 2026 (the “Effective Date”), BlackStar Enterprise Group, Inc., a Delaware corporation (the “Company”), dismissed Fruci & Associates II, PLLC (“Fruci”) as the Company’s independent registered public accounting firm. The dismissal was approved by the Company’s board of directors.

None of the reports of Fruci on the Company's financial statements contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that such opinions disclosed an uncertainty of the Company to continue as a going concern.

There were no disagreements between the Company and Fruci for the fiscal years ended December 31, 2024 and 2023 and any subsequent interim period through the Effective Date on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Fruci, would have caused them to make reference to the subject matter of the disagreement in connection with its report. Further, Fruci has not advised the Company that:

1)	information has come to the attention of Fruci which made it unwilling to rely upon management's representations, or made it unwilling to be associated with the financial statements prepared by management; or
2)	the scope of the audit should be expanded significantly, or information has come to the attention of Fruci that they have concluded will, or if further investigated, might materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal years ended December 31, 2024 and 2023.

In accordance with Item 304(a)(3) of Regulation S-K under the Securities Exchange Act of 1934, as amended, the Company provided Fruci with a copy of the statements set forth in this Item 4.01 prior to the filing of this Current Report on Form 8-K (the “Form 8-K”) and requested that Fruci furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein and, if not, stating the respects in which it does not agree. A copy of Fruci’s letter to the SEC in response to the foregoing request is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Appointment of Independent Registered Public Accounting Firm

On January 23, 2026, the Company engaged L J Soldinger Associates, LLC (“LJ Soldinger”) to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2025. During the past two fiscal years ended December 31, 2024 and 2023, and from December 31, 2024 to January 23, 2026, the Company did not consult with LJ Soldinger regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements. The decision to engage LJ Soldinger was approved by the Company’s board of directors on January 23, 2026.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Exhibit
16.1	Fruci & Associates II, PLLC Letter
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

BLACKSTAR ENTERPRISE GROUP, INC.

By: /s/ Joseph Kurczodyna

______________________________________

      Joseph Kurczodyna, Chief Executive Officer

Date: January 30, 2026